GOLUB CAPITAL BDC 3, INC. INVESTOR PRESENTATION QUARTER ENDED JUNE 30, 2019

Disclaimer Some of the statements in this presentation constitute forward-looking statements, Such forward-looking statements may include statements preceded by, followed by which relate to future events or our future performance or financial condition. The or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” forward-looking statements contained in this presentation involve risks and “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” uncertainties, including statements as to: our future operating results; our business or similar words. prospects and the prospects of our portfolio companies; the effect of investments We have based the forward-looking statements included in this presentation on that we expect to make and the competition for those investments; our contractual information available to us on the date of this presentation. Actual results could differ arrangements and relationships with third parties; completion of a public offering of materially from those anticipated in our forward-looking statements and future our securities or other liquidity event; actual and potential conflicts of interest with results could differ materially from historical performance. We undertake no GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub obligation to revise or update any forward-looking statements, whether as a result of Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the new information, future events or otherwise. You are advised to consult any general economy and its effect on the industries in which we invest; the ability of additional disclosures that we may make directly to you or through reports that we our portfolio companies to achieve their objectives; the use of borrowed money to have filed or in the future may file with the Securities and Exchange Commission finance a portion of our investments; the adequacy of our financing sources and (“SEC”) including annual reports on Form 10-K, quarterly reports on Form 10-Q and working capital; the timing of cash flows, if any, from the operations of our portfolio current reports on Form 8-K. companies; general economic and political trends and other external factors; the ability of GC Advisors to locate suitable investments for us and to monitor and This presentation contains statistics and other data that have been obtained from or administer our investments; the ability of GC Advisors or its affiliates to attract and compiled from information made available by third-party service providers. We have retain highly talented professionals; our ability to qualify and maintain our not independently verified such statistics or data. qualification as a regulated investment company and as a business development In evaluating prior performance information in this presentation, you should company; general price and volume fluctuations in the stock markets; the impact on remember that past performance is not a guarantee, prediction or projection of our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act future results, and there can be no assurance that we will achieve similar results in and the rules and regulations issued thereunder and any actions toward repeal the future. thereof; and the effect of changes to tax legislation and our tax position. 2

Summary of Quarterly Results Third Fiscal Quarter 2019 Highlights − Net increase in net assets resulting from operations (i.e. net income) for the quarter ended June 30, 2019 was $5.9 million, or $0.39 per share, resulting in an annualized return on equity of 10.1%. This compares to net income of $3.5 million, or $0.31 per share, and an annualized return on equity of 8.5% for the quarter ended March 31, 2019. − Net investment income for the quarter ended June 30, 2019 was $4.6 million, or $0.30 per share, as compared to $2.9 million, or $0.27 per share for the quarter ended March 31, 2019. Excluding a $0.2 million accrual for the capital gain incentive fee (net of waiver) under GAAP, net investment income for the quarter ended June 30, 2019 was $4.7 million, or $0.311 per share, as compared to $3.0 million, or $0.271 per share, excluding a $0.1 million in accrual for the capital gain incentive fee (net of waiver) under GAAP for the quarter ended March 31, 2019. − Net realized and unrealized gain on investments and foreign currency of $1.3 million, or $0.09 per share, for the quarter ended June 30, 2019 was primarily the result of net unrealized appreciation. This compares to a net realized and unrealized gain on investments and foreign currency of $0.5 million, or $0.04 per share, for the quarter ended March 31, 2019. − New middle-market investment commitments totaled $228.1 million in 37 portfolio companies for the quarter ended June 30, 2019. Approximately 78% of the new investment commitments were one stop loans, 20% were senior secured loans, 2% were second lien loans and less than 1% were investments in equity securities. The fair value of investments as of June 30, 2019 was $476.3 million. Overall, total investments in portfolio companies at fair value increased by $178.0 million, or 59.7%. − The investment income yield2 for the quarter ended June 30, 2019 was 9.0%, which was unchanged from the quarter ended March 31, 2019. − As of June 30, 2019, we had total investor capital subscriptions of $514.9 million and contributed capital of $267.3 million (51.9% called capital ratio). On July 1, 2019, we closed on additional capital subscriptions of $15.0 million. 1. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, Golub Capital BDC 3, Inc. (“we,” “us,” “our,” “GBDC 3” and the “Company”) has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which is not contractually payable under the terms of the Company’s investment advisory agreement with GC Advisors ( the “Investment Advisory Agreement”). The capital gain incentive fee payable as calculated under the Investment Advisory Agreement for the period ended June 30, 2019 is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. Refer to slide 4 for a reconciliation to the nearest GAAP measure, net investment income per weighted average share. 2. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest, fee income and amortization of capitalized fees and discounts, divided by the (b) daily average of total earning investments at fair value. 3

Financial Highlights Dollars in 000s Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Net income $ 1,196 $ 2,117 $ 2,671 $ 3,476 $ 5,853 Net investment income 586 1,547 2,085 2,930 4,555 Net realized/unrealized gain (loss) 611 570 586 546 1,298 Distributions declared 1,196 2,117 2,671 3,476 5,852 Per Share 1 and Return on Equity 2 Statistics Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Earnings per weighted average share $ 0.46 $ 0.41 $ 0.34 $ 0.31 $ 0.39 Net investment income per weighted average share 0.23 0.30 0.26 0.27 0.30 Accrual for capital gain incentive fee per weighted average share 0.02 0.01 0.02 0.00* 0.01 Net investment income before accrual for capital gain incentive fee 0.25 0.31 0.28 0.27 0.31 (net) per weighted average share 3 Net realized/unrealized gain (loss) per weighted average share 0.23 0.11 0.08 0.04 0.09 Annualized return on equity – net income 12.4% 10.8% 9.0% 8.5% 10.1% Annualized return on equity – net investment income 6.1% 7.9% 7.0% 7.2% 7.9% Annualized return on equity – net investment income before accrual 6.8% 8.2% 7.4% 7.3% 8.2% for capital gain incentive fee (net) 3,4 Net asset value $ 15.00 $ 15.00 $ 15.00 $ 15.00 $ 15.00 * Represents an amount less than $0.01 per share 1. Per share returns are calculated based on the daily weighted average shares outstanding during the period presented. 2. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 3. As a supplement to GAAP financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which is not contractually payable under the terms of the Investment Advisory Agreement. The capital gain incentive fee payable as calculated under the Investment Advisory Agreement for the period ended June 30, 2019 is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. 4. The annualized return on equity – net investment income before accrual for capital gain incentive fee is calculated as (a) the net investment income before the reduction for the accrual for capital gain incentive fee under GAAP for the period presented divided by (b) the daily average of total net assets. 4

Portfolio Highlights – Portfolio Diversity Investment Portfolio $476mm // 101 Investments – Average Size $4.7mm Historical Investment Portfolio ($000) $500,000 $476,300 1% 1% $450,000 $400,000 $350,000 Equity $298,309 $300,000 2% Junior Debt 1 $250,000 $236,519 83% 2% One Stop $200,000 82% Senior $150,000 $143,659 Secured 2% 79% $100,000 $89,117 2% 85% $50,000 84% 15% 19% 16% 14% 13% $- Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 1. Junior debt is comprised of second lien and subordinated debt. For all periods prior to FY Q3 2019, junior debt represented an amount less than 1.0%. 5

Portfolio Highlights – Portfolio Ratings Portfolio Risk Ratings − Over 99% of the investments in our portfolio continue to have an Internal Performance Rating of 4 or higher as of June 30, 2019 and there were no portfolio company investments on non-accrual. December 31, 2018 March 31, 2019 June 30, 2019 Investments at % of Investments at % of Investments at % of Internal Fair Value Total Fair Value Total Fair Value Total Performance Rating (000s) Portfolio (000s) Portfolio (000s) Portfolio 5 $ - - $ 4,260 1.4% $ 20,487 4.3% 4 $ 232,898 98.5% $ 290,545 97.4% $ 451,669 94.8% 3 $ 3,621 1.5% $ 3,504 1.2% $ 4,144 0.9% 2 $- -$- - $- - 1 $- -$- - $- - Total $ 236,519 100.0% $ 298,309 100.0% $ 476,300 100.0% Internal Performance Ratings Definition Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination 6

Quarterly Statements of Financial Condition As of (Dollar amounts in 000s, June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 except share and per share data) (unaudited) (audited) (unaudited) (unaudited) (unaudited) Assets Investments, at fair value $ 89,117 $ 143,659 $ 236,519 $ 298,309 $ 476,300 Cash, cash equivalents and foreign currencies 9,426 3,653 6,450 29,724 36,335 Other assets 601 688 1,481 1,233 1,959 Total Assets $ 99,144 $ 148,000 $ 244,450 $ 329,266 $ 514,594 Liabilities and Net Assets Debt $ 30,000 $ 58,500 $ 71,500 $ 136,818 $ 231,707 Unamortized debt issuance costs (381) (493) (327) (425) (526) Other short-term borrowings – – 7,588 – 1,846 Interest payable 69 136 297 301 497 Management and incentive fee payable 314 729 1,132 1,521 2,328 Distributions payable 1,197 1,560 979 2,225 5,853 Other liabilities 422 343 381 4,796 816 Total Liabilities 31,621 60,775 81,550 145,236 242,521 Total Net Assets 67,523 87,225 162,900 184,030 272,073 Total Liabilities and Net Assets $ 99,144 $ 148,000 $ 244,450 $ 329,266 $ 514,594 Net Asset Value per Share $ 15.00 $ 15.00 $ 15.00 $ 15.00 $ 15.00 Leverage Ratio 0.45x 0.67x 0.49x 0.75x 0.86x Asset coverage 324.6% 248.8% 305.2% 234.2% 216.3% Common shares outstanding 4,501,543 5,815,003 10,859,989 12,268,703 18,138,177 7

Quarterly Operating Results For the quarter ended (Dollar amounts in 000s, June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 Except share and per share data) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $ 1,317 $ 2,779 $ 4,295 $ 6,033 $ 8,504 Fee income – 131 65 18 195 Total Investment Income 1,317 2,910 4,360 6,051 8,699 Expenses Interest and other debt financing expenses 225 466 1,021 1,511 1,760 Base management fee, net of waiver 145 281 470 674 967 Incentive fee – net investment income, net of waiver 74 285 388 503 837 Incentive fee – capital gains, net of waiver 69 69 111 68 181 Other operating expenses, net of reimbursement waiver 218 262 285 365 399 Total Expenses 731 1,363 2,275 3,121 4,144 Net Investment Income after excise tax 586 1,547 2,085 2,930 4,555 Net Gain (Loss) on Investments Net realized gain (loss) on investments and foreign currency ––94011 transactions Net unrealized appreciation (depreciation) on investments and 611 570 577 506 1,287 foreign currency translation Net gain (loss) on investments and foreign currency 611 570 586 546 1,298 Net Increase in Net Assets Resulting from Operations $ 1,197 $ 2,117 $ 2,671 $ 3,476 $ 5,853 Per Share Data Earnings per weighted average share 1 $ 0.46 $ 0.41 $ 0.34 $ 0.31 $ 0.39 Net investment income per weighted average share 1 $ 0.23 $ 0.30 $ 0.26 $ 0.27 $ 0.30 Distributions declared per share 2 $ 0.49 $ 0.39 $ 0.31 $ 0.31 $ 0.37 Weighted average common shares outstanding 2,588,187 5,201,292 7,877,554 11,092,733 15,480,105 1. Per share data are calculated based on the daily weighted average shares outstanding during the period presented. 2. Per share data are based on (i) the total distributions paid for each respective record date during the period presented divided by (ii) the total number of shares outstanding on each respective record date. Please see slide titled, “Common Stock and Distribution Information” included in this presentation for details on the distributions declared during the period. 8

Liquidity and Capital Subscriptions Cash and Cash Equivalents − Unrestricted cash, cash equivalents and foreign currencies totaled $36.3 million as of June 30, 2019. Capital Subscriptions − As of June 30, 2019, we had total investor capital subscriptions of $514.9 million and contributed capital of $267.3 million (51.9% called capital ratio). During the quarter ended June 30, 2019, we issued four capital calls totaling 17.0% of total investor commitments. Debt Facilities - Availability − As of June 30, 2019, we had $39.3 million of remaining commitments and no availability on our $225.0 million revolving credit facility with Signature Bank. − On June 28, 2019, we amended our unsecured line of credit with GC Advisors to increase the borrowing capacity from $40.0 millionto $100.0 million. As of June 30, 2019, we had $54.0 million of remaining commitments and availability on this revolving credit facility with GC Advisors. Debt Facilities1 - Summary Outstanding Commitment Issuer ($mm) ($mm) Interest Rate Stated Maturity Signature Bank Revolver $185.7 $225.0 LIBOR + 1.50%2 February 4, 2021 GC Advisors Revolver $46.0 $100.0 Applicable Federal Rate October 2, 2020 1. Information presented is as of June 30, 2019. 2. The Signature Bank Revolver bears interest at the Company’s election of either one-, two-, or three-month LIBOR + 1.50% per annum 9

Common Stock and Distribution Information Distributions Paid Amount Per Date Declared Record Date Earnings Period Shares Outstanding Payment Date Total Amount Share February 6, 2018 April 27, 2018 April 2018 2,219,371.824 July 24, 2018 $ 0.1270 $ 281,950 May 4, 2018 May 22, 2018 May 2018 2,219,371.824 July 24, 2018 0.1894 420,310 May 4, 2018 June 21, 2018 June 2018 2,804,322.532 July 24, 2018 0.1766 495,111 Total for Quarter Ended June 30, 2018 $ 0.4930 $ 1,197,371 May 4, 2018 July 19, 2018 July 2018 4,501,542.532 September 28, 2018 $ 0.1235 $ 555,987 August 7, 2018 August 31, 2018 August 2018 5,797,393.892 November 27, 2018 0.1577 914,488 August 7, 2018 September 21, 2018 September 2018 5,820,752.441 November 27, 2018 0.1113 645,383 Total for Quarter Ended September 30, 2018 $ 0.3925 $ 2,115,858 August 7, 2018 October 17, 2018 October 2018 6,474,023.277 December 28, 2018 $ 0.1025 $ 663,425 November 27, 2018 November 28, 2018 November 2018 8,500,263.562 December 28, 2018 0.1212 1,030,047 NovemberDistributions 27, 2018 Declared December 26, 2018 December 2018 10,806,835.918 February 27, 2019 0.0904 977,327 Total for Quarter Ended December 31, 2018 $ 0.3141 $ 2,670,799 November 27, 2018 January 21, 2019 January 2019 10,859,989.050 February 27, 2019 $ 0.1153 $ 1,251,675 February 5, 2019 February 26, 2019 February 2019 10,859,989.050 May 24, 2019 0.0809 879,031 February 5, 2019 March 27, 2019 March 2019 12,268,702.801 May 24, 2019 0.1097 1,345,915 Total for Quarter Ended March 31, 2019 $ 0.3059 $ 3,476,621 February 5, 2019 April 29, 2019 April 2019 13,612,944.162 July 26, 2019 $ 0.0906 $ 1,233,341 May 7, 2019 May 17, 2019 May 2019 15,335,222.467 July 26, 2019 0.1558 2,388,923 May 7, 2019 June 14, 2019 June 2019 18,138,176.915 July 26, 2019 0.1229 2,229,939 Total for Quarter Ended June 30, 2019 $ 0.3693 $ 5,852,203 10

Common Stock and Distribution Information Distributions Declared Amount Per Date Declared Record Date Earnings Period Shares Outstanding Payment Date Total Amount Share May 7, 2019 July 19, 2019 July 2019 19,871,955.215 September 27, 2019 TBD TBD August 6, 2019 August 30, 2019 August 2019 TBD November 26, 2019 TBD TBD August 6, 2019 September 20, 2019 September 2019 TBD November 26, 2019 TBD TBD August 6, 2019 October 18, 2019 October 2019 TBD December 27, 2019 TBD TBD 11